Exhibit 23.1 - Consent of Arthur Andersen LLP, Independent Auditors




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 333-53657, 333-53765, 333-92003, 333-79151,
333-40472 and 333-43768.


/s/ARTHUR ANDERSEN LLP


March 30, 2001
New York, New York